FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 September 05, 2003

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  03-Sept-03

Housing Loan Collection Period       21-May-03  to  20-Aug-03
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              05-Jun-03   to  05-Sept-03
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B              05-Jun-03   to  05-Sept-03
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        4.7950%
3 Month USD-LIBOR                                 1.28000%

Foreign Exchange Rate   0.5201

Available Income                            20,500,351.10
Total Available Funds                       20,500,351.10
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    63,644,811.50
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 954,855.79
Total Payments                              17,844,171.73
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                191,627,695.58
Principal Collections                      127,982,884.08
Excess Available Income                      2,656,169.37
Excess Collections Distribution              2,656,169.37
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,157,541,095.57
Subordinated Percentage                           1.9867%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A          5,964.5070             205.5242  usd
Class B              0.0000             132.9589 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A    1,070,391,657.51          98.01331%     1.00000
Class B       25,000,000.00           1.98669%
RFS                    0.00                        0.00000
           1,095,391,657.51         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       556,710,701.07          0.49888447
Class B        13,002,500.00          1.0000000
RFS                     0.00          0.00
              569,713,201.07

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 10,522,985
Unscheduled principal      $117,459,899
Principal Collections      $127,982,884




Fixed Interest Rate Housing Loan               $   88,067,528
Variable Rate Housing Loans                    $1,007,324,129
                                               $1,095,391,658


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 August 2003

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         9,520  1,039,375,163  8,865,800  95.34%   94.89%
 1 - 29 Days       393     47,791,258    351,547   3.94%    4.36%
 30 - 59 Days       42      5,081,692     36,947   0.42%    0.46%
 60 - 89 Days       12      1,320,670     10,910   0.12%    0.12%
 90 - 119 Days      15      1,392,333     10,081   0.15%    0.13%
 120 - 149 Days      1        127,919        854   0.01%    0.01%
 150 - 179 Days      0              0          0   0.00%    0.00%
 180+ Days           2        302,622      2,006   0.02%    0.03%

  TOTAL          9,985  1,095,391,658  9,278,145 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 05 September, 2003
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager